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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2005:

FRESH HARVEST PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-24189	33-1130446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

Serino 1 Corp

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.01

Entry into a Material Definitive Agreement*

ITEM 2.01  - Completion of Acquisition or Disposition of Assets*

ITEM 3.02 – Unregistered sales of Equity Securities*

ITEM 5.01 Changes in Control of Registrant*

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers*

ITEM 5.03 Amendments to Articles of Incorporation or bylaws: Change in Fiscal Year*

ITEM 5.06 – Change in Shell Company Status*

ITEM 8.01 – Other Events*

ITEM 9.01

Financial Statements and Exhibits*

(a)

Financial Statements of Businesses Acquired*

____________________

*Incorporated by reference to Form 8K as filed with the Securities Exchange Commission on January 27, 2006.

(b)

Proforma Financial Statements

FRESH HARVEST PRODUCTS, INC.

PRO FORMA FINANCIAL STATEMENTS

AS OF NOVEMBER 30, 2005

CONTENTS

PRO-FORMA FINANCIAL STATEMENTS:

Pro-Forma Balance Sheet

5

Pro-Forma Statement of Operations

6

Pro-Forma Statement of Stockholders’ Equity

7

Pro-Forma Statement of Cash Flows

8

Notes to Pro-Forma Financial Statements

9

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Balance Sheet

(a development stage company)

November 30, 2005

ASSETS
Current Assets
Cash in Bank	$ 15,556

Other Assets
Deposits	2,675
Total Other Assets	2,675

TOTAL ASSETS	$ 18,231

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Payroll Taxes Payable	$ 2,755
Loans Payable	3,700
Total Current Liabilities	6,455

Long-Term Liabilities
Loans Payable	100,000

Total Liabilities	106,455

Stockholders' Equity
Common Stock, Authorized 200,000,000 Shares,
Issued and Outstanding: 11,500,932 Shares,
Par Value $0.0001	1,150

Paid in Capital	128,610

Contributed Capital	68,768

Accumulated Deficit, November 30, 2005	(286,752)

Total Stockholders' Equity	(88,224)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 18,231

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Statement of Operations

(a development stage company)

For the period from November 26, 2003 (inception) to November 30, 2005

	November 1, 2005 to November 30, 2005	Since Inception [Nov 26, 2003] Through October 31, 2005	Since Inception [Nov 26, 2003] Through November 30, 2005

Revenue	$ -	$ 52	$ 52

Expenses
Amortization		250	$ 250
General & Administrative	41,679	244,875	$ 286,554

Total Expenses	41,679	245,125	286,804

Income (Loss) before Taxes	(41,679)	(245,073)	$ (286,752)

Provision for Income Taxes	-	-	-

Net Income (Loss)	$ (41,679)	$ (245,073)	$ (286,752)

Basic and Diluted Earnings (Loss) per Share	a	a	a

Weighted Average Number of Shares	11,500,932	9,479,179	10,891,557

Weighted Average Number of Shares
Post-Serino Acquisition	11,600,932

a = Less than $0.01

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Statement of Stockholders’ Equity

(a development stage company)

For the period from November 26, 2003 (inception) to November 30, 2005

	Common	Stock	Paid in	Contributed	Accumulated
	Shares	Amount	Capital	Capital	Deficit	Total

Shares Issued at Inception, November 26, 2003	9,390,000	939	$ 34,471			$ 35,410

Contributed Capital at Inception, b November 26, 2003				$ 25,956		25,956

Net Income (Loss), Inception to
October 31, 2004					$ (61,366)	(61,366)

Shares Issued, February 2004	100,000	10	90			100

Share Issued, November 2004	60,000	6	54			60

Shares Issued, January 2005	50,000	5	995			1,000

Shares Issued, April 2005	200,000	20	3,980			4,000

Shares Issued, May 2005	500,000	15	2,985			3,000

Contributed Capital, May 2005		35		6,965		7,000

Shares Issued, June 2005	4,000	0	400			400

Shares Issued, July 2005	265,000	27	26,473			26,500

Contributed Capital, July 2005				35,847		35,847

Shares Issued August 2005	25,000	3	2,497			2,500

Shares Issued September 2005	125,000	13	12,488			12,501

Shares Issued October 2005	172,557	17	17,238			17,255

Net Income (Loss) October 31, 2005					(183,707)	(183,707)

Shares Issued November 2005	600,000	60	11,940			12,000

Shares Issued November 2005	9,375	1	14,999			15,000

Net Income (Loss), November 1, 2005 to November 30, 2005					(41,679)	(41,679)

Balance, November 30, 2005	11,500,932	1,150	128,610	68,768	(286,752)	(88,224)

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Statement of Cash Flows

(a development stage company)

For the period from November 26, 2003 (inception) to November 30, 2005

	November 1, 2005 to November 30, 2005	Since Inception [Nov 26, 2003] Through October 31, 2005	Since Inception [Nov 26, 2003] Through November 30, 2005

Operating Activities

Net Loss	$ (41,679)	$ (245,073)	$ (286,752)

Adjustments to Reconcile Net Loss to Net Cash
Provided by (used for) Operations
Amortization		250	250
Increase in Deposits	0	(2,675)	(2,675)
Increase in Payroll Taxes Payable	2,755	2,755	5,510
Increase in Loans Payable		3,700	3,700

Cash Provided by (Used for) Operations	(38,924)	(241,043)	(279,967)

Investing Activities
Organization Costs	-	(250)	(250)

Financing Activities

Increase in Loans Payable – Long Term		100,000	100,000

Sale of Common Stock	15,000	102,760	117,760

Contributed Capital	0	68,768	68,768

Cash Provided by (Used for) Financing Activities	15,000	271,528	286,528

Net Change in Cash	(23,924)	30,235	6,311

Beginning Cash	30,235	-	-

Ending Cash	$ 6,311	$ 6,311	$ 12,622

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO PRO-FORMA FINANCIAL STATEMENTS

November 30, 2005

NOTE 1.

GENERAL ORGANIZATION AND BUSINESS

Fresh Harvest Products, Inc. (the Company) was incorporated under the laws of the state of New York on November 26, 2003.  The Company was organized to market and distribute (both domestic and imported) a line of organic food products.

NOTE  2.

SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The relevant accounting practices are listed below.

Accounting Basis

The basis is United States generally accepted accounting principles.

Earnings per Share

The basic earnings (loss) per share is calculated by dividing the Company’s net income(loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred. There has been no advertising during the period.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO PR0-FORMA FINANCIAL STATEMENTS-CONTINUED

November 30, 2005

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  However the Company has no current source of revenue, or operations.  Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

NOTE 4.

STOCKHOLDERS’ EQUITY

Common Stock –all Common Stock has a par value of $0.0001.

In November 2005 the Company sold 9,375 shares of its par value common stock to investors and issued 600,000 shares of restricted common stock  as a signing bonus to an executive officer who signed a long term contract with the Company. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $15,000 and $12,000, respectively.

In October 2005 the Company issued 172,557 shares of its par value common stock as signing bonuses to new managerial employees. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $17,255.

In September 2005 the Company issued 125,000 shares of its par value common stock for Board of Advisors Members.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $12,500.

In August 2005 the Company issued 25,000 shares of its par value common stock for marketing and consulting services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $2,500.

In July 2005 the Company issued 265,000 shares of its par value common stock for managerial, Board of Advisor Members web design, art work design and creation and financial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $26,500.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL PRO-FORMA STATEMENTS-CONTINUED

November 30, 2005

In June 2005 the Company issued 4,000 shares of its par value common stock for marketing and consulting services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $400.

In May 2005 the Company issued 500,000 shares of its par value common stock for managerial and financial services and Contributed Capital.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $3,000.

In April 2005 the Company issued 200,000 shares of its par value common stock for managerial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $4,000.

In January 2005 the Company issued 50,000 shares of its par value common stock for managerial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $1,000.

In November 2004 the Company issued 60,000 shares of its par value common stock for graphic and marketing services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $60.

In February 2004 the Company issued 100,000 shares of its par value common stock for Board of Advisor Member and other services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $100.

In November 2003 the Company issued 9,390,000 shares of its par value common stock for founders, investors and related services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $32,610.

During the month of July 2005, the Company received from its Chairman of the Board of Directors $35,847 in the form of Contributed Capital.

During the month of May 2005, the Company received from its Chairman of the Board of Directors $7,000 in the form of Contributed Capital.

During the period November 1, 2004 through October 31, 2005, the Company increased the number of shares issued by 90,000 to reflect adjustments made to prior Shareholders.

On November 26, 2003 (inception), the Company received from its sole officer and Director, $25,956 in the form of Contributed Capital.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL PRO-FORMA STATEMENTS-CONTINUED

November 30, 2005

NOTE 5.

RELATED PARTY TRANSACTIONS

The sole officer and Director of the Company may be involved in other business activities.  This person may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 6.

PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.  All of the expenditures thus far have been to organize the Company and will not be expensed for tax purposes until the Company has operations.

The provision for income taxes is comprised of the net changes in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below.

Net changes in  Deferred Tax Benefit less than

 valuation account

0

Current Taxes Payable

0

-----------

Net Provision for Income Taxes

0

=======

NOTE 7.

REVENUE AND EXPENSES

The Company currently has no operations and no revenue.

NOTE 8.

OPERATING LEASES AND OTHER COMMITMENTS:

The Company also has no lease obligations.

NOTE  9.

 THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards and their effect on the Company.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL PRO-FORMA STATEMENTS-CONTINUED

November 30, 2005

SFAS 148         Accounting for Stock-Based Compensation-Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149

Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives)  and for hedging activities under FASB Statement NO. 133, Accounting for Derivative Instruments and Hedging  Activities.

SFAS

150

Financial Instruments with Characteristics of both Liabilities and Equity

This Statement requires that such instruments be classified as liabilities in the balance sheet.  SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

Interpretation No. 46 (FIN 46)

Effective January 31, 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company has not invested in any such entities, and does not expect to do so in the foreseeable future.

The adoption of these new Statements is not expected to have a material effect on the Company’s financial position, results or operations, or cash flows.

(c) Exhibits

Exhibit 3.1c

Amendment to Articles of Incorporation of Serino 1, Corp.*

Exhibit 10.1

Agreement and Plan of Acquisition and Merger*

Exhibit 10.2

Employment Agreement, Friedman*

Exhibit 10.3

Employment Agreement, Cingari*

Exhibit 10.4

Employment Agreement, Bodine*

Exhibit 99.1

Press Release*

*Incorporated by reference to Form 8K as filed with the Securities Exchange Commission on January 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 27, 2006.

Fresh Harvest Products, Inc.

(Registrant)

/s/ Michael Jordan Friedman

_______________________________

Michael Jordan Friedman

President